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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 19, 2000

                                BSB BANCORP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

Delaware                     0-17177                   16-1327860
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(State or other              (Commission               (IRS Employer
jurisdiction of              File Number)              Identification No.)
incorporation)

       58-68 Exchange Street, Binghamton, New York               13901
       ---------------------------------------------------------------
       (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code:  (607) 779-2525
                                                     --------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

                  On April 20, 2000, BSB Bancorp, Inc., a Delaware corporation ("BSB Bancorp") announced that it had entered into an Agreement and Plan of Merger (the "Agreement") with NBT Bancorp Inc., a Delaware corporation ("NBT Bancorp"), which provides for the merger of NBT Bancorp and BSB Bancorp in a tax-free, stock-for-stock exchange (the "Merger"). The Merger is subject to certain conditions, including the approval by the BSB Bancorp and NBT Bancorp shareholders and the receipt of the required regulatory approvals. In connection with the Agreement, BSB Bancorp and NBT Bancorp entered into Option Agreements (the "Option Agreements") pursuant to which each side granted the other side options, exercisable under certain circumstances, to purchase fully paid and nonassessable shares of their respective common stock in an amount equal to 19.9% of the total number of outstanding shares of either BSB Bancorp's or NBT Bancorp's common stock as of the day the options become exercisable. Pursuant to the Merger Agreement, BSB Bank & Trust Company ("BSB Bank"), a wholly owned subsidiary of BSB Bancorp will also merge with NBT Bank, National Association, a wholly owned subsidiary of NBT Bancorp.

                  The Agreement (including Exhibits thereto) and the Option Agreements are attached hereto as Exhibit 2.1, Exhibit 2.2 and Exhibit 2.3, respectively, and are incorporated by reference herein.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (a)    Not applicable.

         (b)    Pro forma financial information

                Not applicable.

         (c)    Exhibits

                  2.1 Agreement and Plan of Merger, dated as of April 19, 2000, by and between NBT Bancorp Inc. and BSB Bancorp, Inc.

                  2.2 BSB Option Agreement, dated as of April 19, 2000, by and between BSB Bancorp, Inc. and NBT Bancorp Inc. (filed as an attachment to Exhibit 2.1)

                  2.3 NBT Option Agreement, dated as of April 19, 2000, by and between NBT Bancorp Inc. and BSB Bancorp, Inc. (filed as an attachment to Exhibit 2.1)


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 BSB BANCORP, INC.
                                 (Registrant)


Date:  April 27, 2000            By: /s/ Thomas L. Thorn
                                    ------------------------------
                                    Thomas L. Thorn
                                    Acting President and Chief Executive Officer


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                                INDEX TO EXHIBITS

Exhibit No.                         Description                                         Page
-----------                         -----------                                         ----
2.1               Agreement and Plan of Merger, dated as of April 20, 2000, by and between NBT Bancorp Inc. and BSB Bancorp, Inc.

2.2 BSB Option Agreement, dated as of April 19, 2000, by and between BSB Bancorp, Inc. and NBT Bancorp Inc. (filed as an attachment to Exhibit 2.1)

2.3 NBT Option Agreement, dated as of April 19, 2000, by and between NBT Bancorp Inc. and BSB Bancorp, Inc. (filed as an attachment to Exhibit 2.1)